UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
At the Company’s 2024 annual meeting of stockholders held on May 1, 2024, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2024 annual meeting filed with the Securities and Exchange Commission on March 21, 2024 (the “2024 Proxy Statement”). The results of the matters voted upon at the meeting were:

1.    Each of the Class I nominees of the Company’s Board of Directors (the “Board”) were elected to hold office until the Company’s 2027 annual meeting of stockholders, as follows: Angus Russell: 46,115,633 shares of common stock voted for and 23,876,260 shares of common stock withheld; Julian Gangolli: 64,257,114 shares of common stock voted for and 5,734,779 shares of common stock withheld; and Olivia Ware: 52,294,395 shares of common stock voted for and 17,697,498 shares of common stock withheld. There were a total of 19,398,055 broker non-votes for the election of the Class I nominees. The terms of office of the Class II directors, Mark J. Foley and Christian W. Nolet, continue until the Company’s 2025 annual meeting of stockholders. The terms of office of the Class III directors, Jill Beraud, Carey O'Connor Kolaja and Dr. Vlad Coric, continue until the Company’s 2026 annual meeting of stockholders.

2.    The stockholders ratified the selection by the Audit Committee of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024, as follows: 88,457,575 shares of common stock voted for, 849,475 shares of common stock voted against, 82,898 shares of common stock abstaining and no broker non-votes.

3.    The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2024 Proxy Statement, as follows: 51,554,931 shares of common stock voted for, 18,083,102 shares of common stock voted against, 353,860 shares of common stock abstaining and 19,398,055 broker non-votes.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 3, 2024	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer